ANNUAL
REPORT


            INTERNATIONAL FUND               INSTITUTIONAL SHARES

                                    (LOGO)
                                ARTISAN FUNDS
                                JUNE 30, 1999

ARTISAN
INTERNATIONAL FUND INSTITUTIONAL SHARES
(A Series of Artisan Funds, Inc.)

Table of Contents
-------------------------------------------------------------
LETTER TO SHAREHOLDERS                                     3

SCHEDULE OF INVESTMENTS                                    9

STATEMENT OF ASSETS & LIABILITIES                         14

STATEMENT OF OPERATIONS                                   15

STATEMENTS OF CHANGES IN NET ASSETS                       16

FINANCIAL HIGHLIGHTS                                      17

NOTES TO FINANCIAL STATEMENTS                             18

INDEPENDENT ACCOUNTANT'S REPORT                           23
-------------------------------------------------------------

ARTISAN FUNDS, Inc.
SUITE 1770
1000 NORTH WATER STREET
MILWAUKEE, WI 53202-3197
(800) 399-1770

This report and the financial statements contained herein are provided for the general information of the shareholders of the Artisan International Fund Institutional Shares. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. FOR MORE INFORMATION ON ANY FUND, INCLUDING FEES AND EXPENSES, PLEASE CALL (800) 399-1770 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)

Letter to Shareholders - August 27, 1999

Effective July 1, 1997, the Artisan International Fund began offering two classes of capital shares: International Shares and Institutional Shares. Additional information regarding each class of shares is available in the Fund's prospectus. Performance data herein relates to the International Shares prior to July 1, 1997, and to the Institutional Shares subsequent to July 1, 1997.

THE FUND'S PERFORMANCE
The Fund rose 17.62% for the twelve months ended June 30, 1999. The Fund's performance benchmark, the Morgan Stanley EAFE Index (EAFE) rose 7.62%; and its peer group, the Lipper International Fund Index (Lipper), returned 4.00%. Since inception, December 28, 1995, the Fund has an average annual return of 24.16% compared to 8.87% and 11.86% for EAFE and Lipper, respectively, through June 30, 1999.

                       COMPARATIVE QUARTERLY PERFORMANCE

                  Artisan                  Lipper                EAFE
             International Fund    International Fund Index      Index
             ------------------    ------------------------      -----
12/31/95        10,000.00                10,000.00             10,000.00
3/31/96         10,910.00                10,467.28             10,288.95
6/30/96         12,080.00                10,894.57             10,451.74
9/30/96         12,220.00                10,902.89             10,438.63
12/31/96        13,437.23                11,471.87             10,604.70
3/31/97         14,153.48                11,756.05             10,438.60
6/30/97         14,607.44                13,071.82             11,793.25
9/30/97         14,849.55                13,322.30             11,710.22
12/31/97        13,913.31                12,303.30             10,793.24
3/31/98         16,729.50                14,128.57             12,380.92
6/30/98         18,171.12                14,248.54             12,512.37
9/30/98         14,744.43                12,000.45             10,733.87
12/31/98        18,436.25                13,861.03             12,951.55
3/31/99         20,516.47                14,038.65             13,131.73
6/30/99         21,373.70                14,817.92             13,465.42


------------------------------
Artisan International Fund
Average Annual Total Returns:
One Year:            17.62%
Since Inception:     24.16%
------------------------------





---------------------------------------------------------------------------------------------------------------------------------
                                  1996                          1997                        1998                      1999
QUARTERLY              --------------------------   ----------------------------  ----------------------------     --------------
 PERFORMANCE           3/96   6/96    9/96   12/96   3/97    6/97   9/97   12/97   3/98   6/98    9/98    12/98   3/99     6/99
---------------------------------------------------------------------------------------------------------------------------------
 ARTISAN
 INTERNATIONAL FUND     9.1% 10.7%    1.2%  10.0%    5.3%    3.2%   1.7%  -6.3%    20.2%   8.6%  -18.9%   25.0%   11.3%     4.2%
---------------------------------------------------------------------------------------------------------------------------------
 EAFE Index             2.9%  1.6%   -0.1%   1.6%   -1.6%   13.0%  -0.7%  -7.8%    14.7%   1.1%  -14.2%   20.7%    1.4%     2.5%
---------------------------------------------------------------------------------------------------------------------------------

 Lipper International
 Fund Index             4.4%  4.1%    0.1%   5.2%    2.5%   11.2%   1.9%  -7.6%    14.8%   0.8%  -15.8%   15.5%    1.3%     5.6%
---------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENT ACCOUNTING METHODS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in the Artisan International Fund International Shares on December 28, 1995 (the date the Fund began operations) to June 30, 1997, and in the Institutional Shares from July 1, 1997 to June 30, 1999, with the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and the Lipper International Fund Index. The EAFE Index's performance, when used in comparison to the Fund's inception date, is calculated starting 12/31/95. The EAFE Index is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds including Artisan International Fund. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

OUR INVESTMENT APPROACH
Before we review the fiscal year, let's briefly touch on our investment approach. International markets can provide investors with growth opportunities that are distinct from those available in the U.S. Some are created by political or economic change; others by business trends such as deregulation and privatization, corporate restructuring and consolidation or technological expansion.

The Fund looks to identify these attractive growth themes. The management team combines intensive fundamental analysis with extensive international travel to identify those companies that appear best positioned to capitalize on the identified themes. Among the criteria that management seeks to identify are:

  _ Sustainable growth - 10% to 40% annually
  _ Reasonable valuation - often defined as a P/E ratio at a discount to the expected growth rate
  _ Strong industry presence - a dominant or accelerating position
  _ Effective management - with a focus on shareholder value

TWELVE MONTH REVIEW
The Fund's fiscal year performance was gratifying, especially when we review some of the developments in the international markets. For example, during the fiscal year the Fund was proportionally more heavily weighted in Europe than in Asia when compared to EAFE. As it turned out, these relative weightings were hardly in our favor. Consider the following:

  - As we commented in our July 1999 Quarterly Update, individual Asian markets, Indonesia, Korea and Malaysia for example, outpaced many others in continental Europe such as the United Kingdom, Italy, France and Germany, during the past 12 months. One reason Europe trailed those markets was the moderate slowing in the rate of economic growth the region experienced throughout the year.

  - The Euro, Europe's new common currency, persistently declined in value relative to the U.S. dollar following its launch on January 1, 1999. Because we typically do not hedge currencies, a declining Euro had an unfavorable effect on Fund holdings.

Although these events were unfavorable to performance, the Fund was able to significantly outperform its index for the fiscal year through good stock-picking. As we've said in other reports, we're bottom-up investors and our country allocations are a residual of stock selection. Stock picking is where we add value and the foundation of stock selection is our own research.

Our research efforts paid off during the volatile periods. Unsettled conditions in emerging markets, primarily Russia, created turmoil in markets worldwide. So we reviewed our research and assessed our positions, replacing some of our less favored holdings such as Credit Suisse, and its exposure to Russia, with quality companies that had been beaten down. For example, we added companies such as Global Crossing, an international telecommunications company, and Axa, a financial



                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND
services provider which were on our "Watch List" but had been priced too high. As the international markets rallied during the final quarter of 1998, we took profits selectively. The rapidity of the international market rebound that followed the sharp correction confirmed once again the futility of trying to time the markets in the short-term.

The international markets were mixed in early 1999 and the Fund benefited from its positions in telecom and financial services stocks. Also, the introduction of the Euro gave European markets a brief bounce as portfolio managers increased trading activity to rebalance their holdings. In March, the Fund's European holdings fared quite well even as European markets gave back some gains on news of slower European GNP growth rates and rising unemployment levels.

In April we added new positions in European telecom, banking and media companies despite reports of a macro-economic slowdown. We believe the markets are underestimating the ability of these and other European companies to grow their margins, such as U.S. companies did in the 1980's. Also, we took advantage of the weakness in Brazil to add to our Brazilian telecom holdings and increased our exposure in Asia.

Our stock selection process goes beyond the essential review of statistics and data when we review a security for the portfolio. Vital to our process are face-to-face meetings with company management, as well as their bankers, suppliers, customers and competitors. Such meetings are especially revealing in periods of uncertainty.

During the fiscal year, we made numerous trips to both Europe and Asia. We wanted first-hand confirmation that our investments were sound and that names on our prospect list deserved to be there. We were reassured by the information we gathered.

----------------------------------------------------------------------------
                       REGION/COUNTRY ALLOCATION (%)<F1>
----------------------------------------------------------------------------
 REGION/COUNTRY      WEIGHTING       REGION/COUNTRY               WEIGHTING
----------------------------------------------------------------------------
 United Kingdom        21.4          Japan                            4.9
 France                 8.1          Australia                        2.3
 Switzerland            7.7          Singapore                        0.8
 Italy                  7.6          New Zealand                      0.4
                                                                     ----
 Netherlands            6.0          ASIA/PACIFIC TOTAL               8.4%
 Germany                5.5
 Sweden                 3.6          Brazil                           3.5
 Spain                  2.7          Mexico                           2.3
                                                                     ----
 Finland                2.2             LATIN AMERICA TOTAL           5.8%
 Austria                0.7
 Norway                 0.4          Canada                          13.1
 Ireland                0.3          Bermuda                          2.6
                                                                     ----
 Portugal               0.3             NORTH AMERICA TOTAL          15.7%
 Luxembourg             0.2
 Poland                 0.2
 Denmark                0.1
                      ------
   EUROPE TOTAL        67.0%         OTHER ASSETS LESS LIABILITIES    3.1%
----------------------------------------------------------------------------
                                     TOTAL                          100.0%
----------------------------------------------------------------------------
<F1> As a percentage of total net assets as of June 30, 1999


LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

Trips to assess the post-Euro landscape in early 1999 re-affirmed our belief in the region's enormous potential. The trends that had attracted us to European companies remained fully in force, including deregulation and privatization, consolidation and restructuring, a growing commitment to shareholder value and an emerging equity culture. Also, the January 1, 1999, introduction of the European common currency should integrate the European markets in the long-term. In our opinion, the current European economic environment of low inflation, low interest rates and strengthening consumer spending appears to be positive for equities, despite earlier concerns about slower economic growth in the region.

Asia was an entirely different story. Despite the apparent bottoming of Asia's battered economies and the recent strength of its equity markets, we continue to be wary. We fail to see concrete evidence of the broad structural change we believe is needed and remain highly selective about our purchases in this region.

PORTFOLIO CHARACTERISTICS
On June 30, 1999, total net assets in the Fund were $1,123.5 million, the median market cap of the Fund's holdings was $3.7 billion, and its weighted average market cap was $17.6 billion. Based on 1999 estimates, our weighted average P/E is 25x. On June 30, we were 96.9% invested in equities, which we consider fully invested.

Our sector holdings remain broadly diversified. We continue to favor telecommunications. Deregulation, privatization, technological advances and the growing acceptance of the Internet continue to create exceptional opportunities in this sector. Also, we hold numerous companies in Europe's banking and insurance sectors, which we still consider in the early stages of consolidation.

-------------------------------------------------------------------------
                         SECTOR DIVERSIFICATION (%)<F1>
-------------------------------------------------------------------------
   SECTOR                                     6/30/99       12/31/98
-------------------------------------------------------------------------
   Basic Materials                               0.0           0.4
-------------------------------------------------------------------------
   Consumer Cyclical                            17.9          13.2
-------------------------------------------------------------------------
   Consumer Non-Cyclical                        11.5          14.4
-------------------------------------------------------------------------
   Energy                                        0.0           0.1
-------------------------------------------------------------------------
   Financial                                    21.8          25.3
-------------------------------------------------------------------------
   Industrial                                    5.9           7.8
-------------------------------------------------------------------------
   Technology                                    6.2           5.5
-------------------------------------------------------------------------
   Telecommunications Equipment and Services    25.1          23.5
-------------------------------------------------------------------------
   Utilities                                     8.5           6.2
-------------------------------------------------------------------------
   TOTAL COMMON AND PREFERRED STOCKS            96.9          96.4
-------------------------------------------------------------------------
   TOTAL SHORT-TERM INVESTMENTS                  3.0           9.9
-------------------------------------------------------------------------
   TOTAL INVESTMENTS                            99.9         106.3
-------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES                 0.1          (6.3)
-------------------------------------------------------------------------
   TOTAL                                       100.0%        100.0%
-------------------------------------------------------------------------

<F1> As a percentage of total net assets as of June 30, 1999, and December 31,
1998, respectively



                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

Yet, in these sectors, only one stock represents more than 3% of net assets.

---------------------------------------------------------------------
                            TOP TEN HOLDINGS (%)<F1>
---------------------------------------------------------------------
   COMPANY NAME                       COUNTRY                   %
---------------------------------------------------------------------
   AT&T Canada, Inc.<F2>               Canada                   5.3
---------------------------------------------------------------------
   Colt Telecom Group PLC              United Kingdom           2.9
---------------------------------------------------------------------
   Securicor PLC                       United Kingdom           2.8
---------------------------------------------------------------------
   UBS AG                              Switzerland              2.6
---------------------------------------------------------------------
   Global Telesystems Group, Inc.      Bermuda                  2.6
---------------------------------------------------------------------
   Nortel Networks Corporation         Canada                   2.1
---------------------------------------------------------------------
   Telewest Communications PLC         United Kingdom           2.1
---------------------------------------------------------------------
   Racal Electronics PLC               United Kingdom           2.1
---------------------------------------------------------------------
   BIPOP SPA                           Italy                    2.1
---------------------------------------------------------------------
   BCE Inc.                            Canada                   1.9
---------------------------------------------------------------------
   TOTAL                                                       26.5%
---------------------------------------------------------------------


<F1> As a percentage of total net assets as of June 30, 1999
<F2>  Formerly MetroNet Communications Corp.

-----------------------------------------------------------------------
          TOP 5 GAINERS<F3>                   TOP 5 LOSERS<F3>
-----------------------------------------------------------------------
  SECURITY                       %      SECURITY                   %
-----------------------------------------------------------------------

  AT&T Canada, Inc.             128.8   Cap Gemini NV            -89.5
  Nokia Corporation             113.6   Brunel International NV  -53.3
  Colt Telecom Group PLC         89.3   Dresdner Bank AG         -21.2
  Telewest Communications PLC    86.0   Roche Holding AG         -15.0
  Global Telesystems Group, Inc. 67.3   UBS AG                   -11.3
-----------------------------------------------------------------------

<F3> For the year ended June 30, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some smaller holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

Telecommunications stocks accounted for some of the Fund's top performance for the fiscal year. One example that doesn't appear on the Top Gainer list is Energis PLC. This London-based company has performed well. Energis provides telecom services, chiefly for the U.K. business market, including basic and advanced telephony, data communications and connectivity, and customized packages for business-critical applications.

Energis is growing rapidly. In its most recent fiscal year, revenues soared by 70%, helped by an impressive roster of high-profile clients. In 1998, Energis received an award for excellence in service quality and customer care from the Telecoms Managers Association. We believe this recognition enhances the potential to continue attracting and retaining top-quality clients.
Also, we see potential for contracts elsewhere in Europe through recently announced joint ventures with Deutsche Telecom, France Telecom and Viridian Group in Northern Ireland. The possibility of an acquisition enhances our view of the company.<F1>

<F1> The profile of Energis PLC is for illustration only and is not intended as a recommendation.


LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

OUTLOOK AND STRATEGY
Looking ahead to the next twelve months, we see no reason to change our fundamental strategy. We expect to maintain our commitment to Europe where the convergence of a number of major trends points to extraordinary short- and long-term opportunities.

We can't deny the exceptional long-term potential of Asia and while it's equity markets have exhibited strength in recent months, we're not convinced that the region's underlying problems have been addressed. Weak currencies, fragile banking systems and irresolute governments are hardly the formula for sustained economic recovery. On a highly selective basis, we raised our exposure to Asia from 3.2% to 8.4% during the year. We'll continue to limit our investments to those which meet our growth and valuation parameters.

Ditto for Latin America. Its long-term potential is evident, but for now, many uncertainties persist. While Brazil and Mexico both seem on the mend in recent months, they haven't yet shown the political will for consistent economic change.

As you may have noticed, we ended the year with 15.7% of net assets in Canada and Bermuda. We've found some dynamic companies - chiefly telecom in these countries, and intend to keep digging for more opportunities.

As always, wherever we invest, we'll stay focused on the strategy that has served us well: to seek high-quality, well-managed growth companies selling at attractive valuations. Thank you for your support of Artisan International Fund. We will continue doing our very best to justify your confidence.

Sincerely,

/s/ Mark L. Yockey

Mark L. Yockey
Portfolio Manager

Effective July 1, 1997 the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the International class is available under separate cover.


                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)

Schedule of Investments - June 30, 1999

                                                      SHARES          MARKET
                                                       HELD            VALUE
                                                      ======          ======

COMMON AND PREFERRED STOCKS - 96.9%

AUSTRALIA - 2.3%
      Colonial Limited - diversified financial
       services                                      2,330,382     $8,303,289
<F1>  Cable & Wireless Optus Limited -
       telecommunication services                      600,000      1,360,441
<F1>  LibertyOne Limited - internet content
       provider                                     15,500,000      8,811,796
      St. George Bank Limited - commercial bank      1,100,000      7,635,127
                                                                 ------------
                                                                   26,110,653
AUSTRIA - 0.7%
      Erste Bank Der Oesterreichischen Sparkassen
       AG - commercial bank                            130,000      7,409,442

BERMUDA - 2.6%
<F1>  Global Telesystems Group, Inc.<F3>-
       telecommunication services                      360,000     29,160,000

BRAZIL - 3.5%
<F1>  Celular CRT Participacoes SA -
       telecommunication services                   38,644,300      5,238,425
      Cia de Saneamento Basico de Estado de
       Sao Paulo - water and
      sewage utility                                40,890,000      3,348,800
      Cia Riograndense Telecomunicacoes -
       Preferred - telecommunication services       29,922,700      7,106,747
      Embraer-Empresa Brasileira Aeronautica SA -
       aircraft manufacturer                         1,941,000      3,234,086
      Telecomunicacoes Brasileiras SA (ADR) -
       Preferred -telecommunication services           135,000     12,175,313
      Telesp Celular Participacoes SA (ADR) -
       telecommunication services                      170,000      4,547,500
<F1>  Telesp Participacoes SA (ADR) -
       telecommunication services                      175,000      4,003,125
                                                                 ------------
                                                                   39,653,996

CANADA - 13.1%
<F1>  AT&T Canada, Inc.<F3> - telecommunication
       services                                        938,000     60,090,628
      BCE, Inc. - telecommunication services           435,000     21,196,095
<F1>  Call-Net Enterprises, Inc. - Class B -
       telecommunication services                    1,764,200     11,142,316
<F1>  Clearnet Communications, Inc. - Class A<F3> -
       telecommunication services                      825,000     11,498,438
      Nortel Networks Corporation<F3> -
       telecommunications equipment                    278,000     24,133,875
      Shaw Communications Inc. - Class B -
       cable television                                200,000      7,918,506
<F1>  Telesystem International Wireless, Inc. -
       telecommunication services                      135,000      2,439,954
      Toronto-Dominion Bank<F3> -
       commercial bank                                 200,000      9,066,214
                                                                 ------------
                                                                  147,486,026

DENMARK - 0.1%
      NESA AS - electric utility                         8,438      1,091,575

                                                       SHARES         MARKET
                                                        HELD           VALUE
                                                       ======         ======
FINLAND - 2.2%
      Helsingin Puhelin Oyj - telecommunication
       services                                        100,000     $4,741,911
      HPY Holding - HTF Holding Oyj -
       telecommunication services                      145,071      3,140,476
      Nokia Corporation (ADR) - telecommunication
       equipment                                       100,000      9,156,250
      Sonera Group Oyj - telecommunication services    340,000      7,430,369
                                                                 ------------
                                                                   24,469,006

FRANCE - 8.1%
      Axa - multi-line insurance                        80,000      9,755,967
      Canal Plus - television broadcasting              39,000     10,939,280
      Cap Gemini SA - information technology services   42,840      6,730,232
      Dexia France - special purpose bank               60,000      8,028,262
      Groupe Danone - food and beverage producer        58,200     14,998,871
      Havas Advertising SA - advertising                60,000     12,920,677
      Sopra SA - information technology services        83,555      4,306,635
      Suez-Lyonnaise des Eaux - building
        and construction                                70,000   12,620,700
      Unilog SA - information technology services       21,380     10,863,308
                                                                 ------------
                                                                   91,163,932

GERMANY - 5.5%
<F1>  1&1 Aktiengesellschaft & Co. - advertising
       services                                         50,265      5,917,352
      Altana AG - pharmaceuticals                       50,000      2,814,221
      Deutsche Bank AG - money center bank             261,111     15,921,189
      Dresdner Bank AG - money center bank             242,000      9,454,752
      KSB AG - Preferred - machinery and pump
       manufacturer                                     19,450      2,716,780
      Mannesmann AG - machinery/general industry       118,000     17,601,356
      Marschollek, Lautenschlaeger and Partner AG -
       Preferred - financial services                    4,200      2,000,262
      Marseille-Kliniken AG - healthcare services      193,067      2,666,910
<F1>  PrimaCom AG - cable television                    65,000      2,948,232
                                                                 ------------
                                                                   62,041,054

IRELAND - 0.3%
      Ryanair Holdings PLC (ADR) - airline              56,600      2,999,800

ITALY - 7.6%
      Autogrill SPA - restaurants                    1,558,000     16,044,586
      Autostrade Concessioni e Construzioni
       Autostrade SPA, Roma -
       transportation services                       1,260,000      9,027,156
      Banca Intesa SPA - commercial bank             1,463,636      7,030,959
      BIPOP SPA - financial services                   540,000     23,129,187
      Class Editori SPA - publishing                   475,000      3,794,818
      Gucci Group NV<F3> - apparel manufacturer         81,000      5,670,000
      Seat Pagine Gialle Saving Shares SPA -
       publishing/advertising company                8,000,000      6,803,612
<F1>  Seat Pagine Gialle SPA -
       publishing/advertising company               10,480,790     14,315,466
                                                                 ------------
                                                                   85,815,784

JAPAN - 4.9%
      Fancl Corporation - cosmetics retailer            18,000      3,273,539
      NTT Mobile Communications Network, Inc. -
       telecommunications services                       1,225     16,445,400
      Promise Co. Ltd. - consumer finance              165,000      9,752,418
      Takefuji Corporation - consumer finance          117,000     12,099,446
      Trans Cosmos, Inc. - outsourcing/information
       technology services                             180,000     13,094,156
                                                                 ------------
                                                                   54,664,959


                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                                                       SHARES          MARKET
                                                        HELD           VALUE
                                                       ======          ======
LUXEMBOURG - 0.2%
      Societe Europeenne des Satellites - satellite
       operator                                         19,600     $2,838,755

MEXICO - 2.3%
<F1>  Cifra SA de C.V. Series V - department stores  6,505,000     12,967,236
      Grupo Financiero Inbursa SA de C.V. -
       Class O - brokerage,
      insurance and financial services               1,826,489      5,810,059
<F1>  Seguros Comercial America - Class B -
       multi-line insurance                            927,500      3,491,279
      Sigma Alimentos SA - Class B - food producer   1,270,077      3,097,420
                                                                 ------------
                                                                   25,365,994

NETHERLANDS - 6.0%
      ASR Verzekeringsgroep NV - multi-line
       insurance company                               130,000      8,569,974
      Athlon Groep NV - automobile leasing             310,425      7,520,040
      Benckiser NV - Class B - home cleaning products  120,000      6,401,580
      Cap Gemini NV - information technology services  125,000      8,530,286
      Koninklijke KPN NV - telecommunications services 222,500     10,436,070
<F1>  MIH Ltd.<F3> - cable television                  241,000      6,386,500
<F1>  United International Holdings, Inc. -
       Class A<F3> - cable television                  292,000     19,746,500
                                                                 ------------
                                                                   67,590,950

NEW ZEALAND - 0.4%
<F1>  Contact Energy Limited - electric utility      2,725,000      4,414,820

NORWAY - 0.4%
      P4 Radio Hele Norge ASA - radio stations       1,139,600      4,555,219

POLAND - 0.2%
      Elektrim Spolka Akcyjna SA - electrical products 124,354      1,757,710

PORTUGAL - 0.3%
<F1>  Companhia de Seguros Mundial Confianca SA -
       multi-line insurance company                     75,000      2,958,025

SINGAPORE - 0.8%
      Development Bank of Singapore Limited -
       money center bank                               764,000      9,336,780

SPAIN - 2.7%
      Argentaria, Caja Postal y Banco
       Hipotecario de Espana SA -
       commercial bank                                 348,000      7,924,476
      Banco Santander Central Hispano SA - money
       center bank                                   1,060,000     11,036,283
      Fomento de Construccciones y Contratas SA -
       construction company                            188,000     10,755,892
<F1>  Telefonica Publicidad e Informacion SA -
       advertising                                      11,000        219,416
                                                                 ------------
                                                                   29,936,067

SWEDEN - 3.6%
      Celsius AB - Class B - aerospace and defense
       product manufacturer                            330,000      4,159,501
<F1>  Icon Medialab International AB - information
       technology services                              80,000      2,902,580
      Pharmacia & Upjohn, Inc.<F3> - pharmaceuticals 186,000 10,567,125 Sigma AB - Class B - information technology
       services                                        137,050      1,065,532
      Skandinaviska Enskilda Banken - money
       center bank                                     885,000     10,321,004
      Telefonaktiebolaget LM Ericsson - Class B -
       telecommunictions equipment                     350,000     11,235,128
                                                                 ------------
                                                                   40,250,870

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

                                                        SHARES        MARKET
                                                         HELD          VALUE
                                                        ======        ======
SWITZERLAND - 7.7%
<F1>  ABB Limited - engineering services               119,954    $11,300,406
      Julius Baer Holding AG - Class B -
       commercial bank                                   4,700     13,388,850
      Nestle SA - diversified foods                      7,550     13,598,836
      Roche Holding AG - pharmaceutical company          1,875     19,267,250
      UBS AG - money center bank                        98,000     29,240,563
                                                                 ------------
                                                                   86,795,905

UNITED KINGDOM - 21.4%
<F1>  Cable & Wireless Communications PLC -
       cable television                              1,120,000     10,768,942
      Cable & Wireless PLC - telecommunication
       services                                        800,000     10,188,882
<F1>  Colt Telecom Group PLC - telecommunication
       services                                      1,559,600     32,720,239
<F1>  Easynet Group PLC - internet service provider    765,000      6,511,490
<F1>  Energis PLC - telecommunication services         615,000     14,696,012
<F1>  Future Network PLC - publisher                 1,145,000      7,580,188
<F1>  ITG Group PLC - telecommunication equipment       70,300        390,053
<F1>  NTL Incorporated<F3> - cable television          200,500     17,280,594
      Pearson PLC - publisher                          300,000      6,095,360
      Racal Electronics PLC - telecommunication
       equipment                                     3,885,000     23,453,895
      Reckitt & Colman PLC - household products        300,000      3,174,789
      Saatchi & Saatchi PLC - advertising/media
       services                                      2,750,000      9,302,241
      Sainsbury (J) PLC - food retailer              1,325,000      8,354,127
      Schroders PLC - international merchant
       banking group                                   628,000     12,670,531
      Securicor PLC - security and recruitment
       services                                      3,612,907     31,805,714
<F1>  Select Appointments Holdings PLC -
       employment services                             736,860      8,792,372
<F1>  Telewest Communications PLC -
       cable television                              5,235,422     23,457,264
      United News & Media PLC - publisher              750,000      7,211,345
      WPP Group PLC - advertising agency               700,000      5,958,226
                                                                 ------------
                                                                  240,412,264

      TOTAL COMMON AND PREFERRED
       STOCKS (Cost $927,136,938)                               1,088,279,586

                                                       PAR          MARKET
                                                     AMOUNT          VALUE
                                                     ======         ======
SHORT TERM INVESTMENTS - 3.0%
      Repurchase agreement with State Street
      Bank and Trust Company, 4.0%, dated
      6/30/99, due 7/1/99, maturity value
      $33,545,727, collateralized by
      $34,219,154 market value U.S. Treasury
      Bond, 8.500%, due 2/15/20
      (Cost $33,542,000)                           $33,542,000     33,542,000
                                                                 ------------

      TOTAL INVESTMENTS - 99.9% (Cost $960,678,938)             1,121,821,586

      OTHER ASSETS LESS LIABILITIES - 0.1%                          1,683,013
                                                                 ------------

      TOTAL NET ASSETS - 100.0%<F1><F1>                        $1,123,504,599
                                                                =============



        <F1>  Non-income producing security
        <F2>  Percentages for the various classifications relate to total net assets
        <F3>  Principally traded in the United States
        (ADR) American Depository Receipt

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Portfolio Diversification - June 30, 1999

                                       MARKET VALUE    PERCENTAGE
                                       -------------   ----------

  Consumer Cyclical                    $201,271,862       17.9%
  Consumer Non-Cyclical                 128,812,754       11.5%
  Financial                             244,334,337       21.8%
  Industrial                             65,779,998        5.9%
  Technology                             70,209,600        6.2%
  Telecommunications
  (Equipment and Services)              281,871,458       25.1%
  Utilities                              95,999,577        8.5%
                                      -------------     ------
 TOTAL COMMON AND PREFERRED STOCKS    1,088,279,586       96.9%
 Total short-term investments            33,542,000        3.0%
                                      -------------     ------
 TOTAL INVESTMENTS                    1,121,821,586       99.9%
 OTHER ASSETS LESS LIABILITIES            1,683,013        0.1%
                                      -------------     ------
 TOTAL NET ASSETS                    $1,123,504,599      100.0%
                                     ==============     ======


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999

ASSETS:
   Investments in securities, at value
       (cost $960,678,938)                               $1,121,821,586
   Cash                                                         613,654
   Receivable from investments sold                          32,824,911
   Receivable from forward currency contracts                25,384,553
   Receivable from fund shares sold                           8,268,389
   Interest receivable                                            3,727
   Dividends receivable                                       2,121,737
   Organizational costs                                          10,980
   Other assets                                                   2,005
                                                          -------------
       Total assets                                       1,191,051,542

LIABILITIES:
   Payable for investments purchased                         40,996,522
   Payable for forward currency contracts                    25,333,558
   Payable for fund shares redeemed                             283,328
   Payable for organizational costs                              10,980
   Payable for operating expenses                               805,929
   Other liabilities                                            116,626
                                                          -------------
       Total liabilities                                     67,546,943
                                                          -------------
       Total net assets                                  $1,123,504,599
                                                         ==============

NET ASSETS CONSIST OF THE FOLLOWING:
   Fund shares issued and outstanding                       927,059,446
   Net unrealized appreciation on investments and
       foreign currency transactions                        161,028,212
   Accumulated undistributed net investment income            1,876,177
   Accumulated undistributed net realized gains on
       investments and foreign
       currency related transactions                         33,540,764
                                                          -------------
                                                         $1,123,504,599
                                                          =============
INTERNATIONAL SHARES:
   Net assets                                              $943,941,134
   Shares authorized ($0.01 par value)                    5,000,000,000
   Shares issued and outstanding                             50,561,875
   Net asset value, offering and redemption price
       per share                                                 $18.67
                                                                 ======

INSTITUTIONAL SHARES:
   Net assets                                              $179,563,465
   Shares authorized ($0.01 par value)                    5,000,000,000
   Shares issued and outstanding                              9,602,774
   Net asset value, offering and redemption price
       per share                                                 $18.70
                                                                 ======

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Interest                                                      $885,548
  Dividends (net of foreign taxes withheld of $1,526,314)     12,395,675
                                                            ------------
     Total investment income                                  13,281,223

EXPENSES:
  Advisory fees                                                6,718,770
  Transfer agent fees:
     International Shares                                      1,208,884
     Institutional Shares                                         21,460
  Shareholder communications:
     International Shares                                        171,859
     Institutional Shares                                          8,351
  Custodian fees                                                 577,023
  Accounting fees                                                 79,271
  Professional fees                                               91,085
  Registration fees                                              216,993
  Director's fees                                                 15,000
  Organizational costs                                             7,320
  Other operating expenses                                        55,424
                                                            ------------
     Total operating expenses                                  9,171,440
                                                            ------------
     Net investment income                                     4,109,783

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
  Net realized gain (loss) on:
     Investments                                              38,449,100
     Foreign currency related transactions                     (677,233)
                                                            ------------
                                                              37,771,867
  Net increase in unrealized appreciation on:
     Investments                                              79,783,283
     Foreign currency related transactions                     (137,818)
                                                            ------------
                                                              79,645,465
                                                            ------------
     Net gain on investments                                 117,417,332
                                                            ------------
     Net increase in net assets resulting from operations   $121,527,115
                                                            ============

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    Year Ended   Year Ended
                                                     June 30,     June 30,
                                                       1999         1998
                                                    ----------    ---------

OPERATIONS:
  Net investment income                             $4,109,783   $1,635,707
  Net realized gain (loss) on:
     Investments                                    38,449,100   28,895,798
     Foreign currency related transactions           (677,233)    (991,131)
  Net increase in unrealized appreciation
    (depreciation) on:
     Investments                                    79,783,283   47,423,084
     Foreign currency related transactions           (137,818)       22,144
                                                   -----------   ----------
  Net increase in net assets resulting
     from operations                               121,527,115   76,985,602

DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Net investment income:
     International Shares                            (944,186)  (4,035,316)
     Institutional Shares                            (257,100)    (823,369)
  Net realized gains on investment transactions:
     International Shares                          (6,509,837) (23,067,732)
     Institutional Shares                          (1,271,446)  (4,236,936)
                                                   -----------   ----------

     Total distributions paid to shareholders      (8,982,569) (32,163,353)

FUND SHARE ACTIVITIES:
  Net increase in net assets resulting from fund
     share activities                              513,780,438    3,177,296
                                                   -----------   ----------

  Total increase in net assets                     626,324,984   47,999,545

  Net assets, beginning of period                  497,179,615  449,180,070
                                                   -----------   ----------
  Net assets, end of period                     $1,123,504,599 $497,179,615
                                                ==============  ===========

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           ARTISAN INTERNATIONAL FUND
                        (A Series of Artisan Funds, Inc.)
                              FINANCIAL HIGHLIGHTS

                                                   Year Ended     Year Ended     Year Ended    Period Ended
                                                  June 30, 1999  June 30, 1998  June 30, 1997  June 30, 1996
                                                  Institutional  Institutional  International  International
For a share outstanding throughout each period       Shares         Shares         Shares       Shares<F1>
----------------------------------------------    -------------  -------------  -------------  ------------
Net asset value, beginning of period                  $16.26         $14.48         $12.08         $10.00
Income from investment operations:
  Net investment income                              0.11<F2>       0.09<F2>           0.07           0.04
  Net realized and unrealized gains on
  on securities and foreign
  currency transactions                                 2.62           3.04           2.44           2.04
                                                     -------       --------        -------        -------
Total from investment operations                        2.73           3.13           2.51           2.08
                                                     -------       --------        -------        -------

Distributions paid to shareholders:
  Net investment income                               (0.05)         (0.22)         (0.02)              -
  Net realized gains on investment
    transactions                                      (0.24)         (1.13)         (0.09)              -
                                                     -------       --------        -------        -------
Total distributions paid to shareholders              (0.29)         (1.35)         (0.11)              -
                                                     -------       --------        -------        -------

Net asset value, end of period                        $18.70         $16.26         $14.48         $12.08
                                                     =======        =======        =======        =======

Total return                                           17.6%          24.4%          20.9%      20.8%<F3>
Ratios/supplemental data:
  Net assets, end of period (millions)                $179.6          $82.6         $449.2          $71.5
  Ratio of expenses to average net assets              1.17%          1.25%          1.61%      2.50%<F4>
  Ratio of net investment income to
  average net assets                                   0.68%          0.68%          1.07%      1.60%<F4>
  Portfolio turnover rate                             79.41%        109.42%        103.66%     57.00%<F3>


<F1>  For the period from commencement of operations (December 28, 1995)
      through June 30, 1996.
<F2>  Computed based on average shares outstanding.
<F3>  Not annualized.
<F4>  Annualized.

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - June 30, 1999

(1) ORGANIZATION:

    The Artisan International Fund (the "Fund") is a series of Artisan Funds, Inc. ("Artisan Funds" ) which was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of four open-end, diversified mutual funds. The International Fund commenced operations on December 28, 1995.

    Effective July 1, 1997, the Fund began offering two classes of capital shares, International Shares and International Institutional Shares (Institutional Shares). Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees and shareholder communication expenses, are allocated directly to that class. On July 1, 1997, 3,071,672 shares (with a net asset value of $44,477,811) of International Shares were transferred to Institutional Shares.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  The following is a summary of significant accounting policies of the Fund.

  (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or which management believes that the latest sales or bid price is not reflective of the fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

  (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

  (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - Continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

  (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

      The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

  (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

(3) TRANSACTIONS WITH AFFILIATES:

    Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

      Average Daily Net Assets       Annual Rate
      ------------------------       ------------
      Less than $500 million            1.000%
      $500 million to $750 million      0.975%
      $750 million to $1 billion        0.950%
      Greater than $1 billion           0.925%

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - Continued

(3) TRANSACTIONS WITH AFFILIATES (continued):

    The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

    Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to their duties as a director of Artisan Funds, Inc.

(4) ORGANIZATIONAL COSTS AND PREPAID REGISTRATION EXPENSES:

    Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period.

(5) LINE OF CREDIT ARRANGEMENTS:

    Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $30 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes.

    During the year ended June 30, 1999, maximum borrowings under the line of credit were $7,673,495.

(6) INVESTMENT TRANSACTIONS:

    For the year ended June 30, 1999, the cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) were $1,024,509,575 and $533,739,883, respectively.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - Continued

(7) FUND SHARE ACTIVITIES:

   Capital share transactions for the Fund were as follows:

                                                 INTERNATIONAL FUND
                                           ===============================
                                            INTERNATIONAL   INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1999                SHARES           SHARES
================================            =============   ==============
Proceeds from shares issued                 $808,115,881   $108,430,376
Net asset value of shares issued in
 reinvestment of distributions                 7,211,053      1,448,132
Cost of shares redeemed                     (376,463,582)   (34,961,422)
                                           -------------    -----------
NET INCREASE (DECREASE) FROM FUND
  SHARE ACTIVITIES                          $438,863,352    $74,917,086
                                           =============    ===========

                                                  INTERNATIONAL FUND
                                            =============================
                                            INTERNATIONAL   INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1999                 SHARES          SHARES
===============================             =============   =============
Shares sold                                   47,804,591      6,392,854
Shares issued from reinvestment of
  distributions                                  558,569        112,258
Shares redeemed                              (23,304,036)    (1,985,942)
                                             -----------     ----------
Net increase (decrease) in capital shares     25,059,124      4,519,170
                                             ===========     ==========



                                                 INTERNATIONAL FUND
                                           ==============================
                                            INTERNATIONAL   INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1998                 SHARES          SHARES
===============================             =============   =============
Net asset value of shares transferred       $(44,477,811)   $44,477,811
Proceeds from shares issued                  235,471,219     27,045,257
Net asset value of shares issued in
 reinvestment of distributions                25,959,795      4,802,555
Cost of shares redeemed                     (287,349,997)    (2,751,533)
                                            ------------    -----------
Net increase (decrease) from fund share
  activities                                $(70,396,794)   $73,574,090
                                            ============    ===========

                                                 INTERNATIONAL FUND
                                           ==============================
                                            INTERNATIONAL   INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1998                 SHARES          SHARES
================================            =============   =============
Shares transferred                            (3,071,672)     3,071,672
Shares sold                                   15,876,987      1,835,634
Shares issued from reinvestment of
  distributions                                2,075,110        383,897
Shares redeemed                              (20,392,769)      (207,599)
                                             -----------     ----------
Net increase (decrease) in capital shares     (5,512,344)     5,083,604
                                             ===========     ==========

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - Continued

(8) INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

    Aggregate gross unrealized appreciation (depreciation) on investments as of June 30, 1999, based on investment cost of $965,796,983 for federal tax purposes, is as follows:

      Aggregate gross unrealized appreciation on investments   $210,387,841
      Aggregate gross unrealized depreciation on investments   (54,363,238)
                                                               ------------
      Net unrealized appreciation                              $156,024,603
                                                               ============



    The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and passive foreign investment company
    (PFIC) value adjustments. Losses from foreign currency related transactions of $487,619 from November 1, 1998, to June 30, 1999, are not recognized for federal income tax purposes until fiscal 2000. The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(9) OTHER TAX INFORMATION (UNAUDITED):

    In early 1999, shareholders received information regarding distributions paid to them during the fiscal year ended June 30, 1999. The Fund hereby designates $7,920,878 as long term capital gain distributions.

----------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letter to shareholders included in this annual report include statistical information about the Fund. That information is as of June 30, 1999; it varies with changes in the Fund's portfolio investments.
----------------------------------------------------------------------------

PRICEWATERHOUSE COOPERS
(LOGO)
-----------------------------------------------------------------------------

                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee, WI 53202
                                                    Telephone (414) 212-1600

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund (one of the portfolios comprising Artisan Funds, Inc., hereafter referred to as the "Fund") at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse Coopers LLP

July 26, 1999